Exhibit 99.2O

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	FIRST QUARTER

	2012		2011		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$16,139	100.0	$16,173	100.0	(0.2)
Cost of products sold	4,915	30.4	4,778	29.5	2.9
Selling, marketing and administrative expenses	5,015	31.1	5,056	31.3	(0.8)
Research and development expense	1,645	10.2	1,738	10.8	(5.4)
Interest (income)expense, net	130	0.8	104	0.6	25.0
Other (income)expense, net	(611)	(3.8)	(13)	(0.1)
Earnings before provision for taxes on income	5,045	31.3	4,510	27.9	11.9
Provision for taxes on income	1,135	7.1	1,034	6.4	9.8
Net earnings	$3,910	24.2	$3,476	21.5	12.5

Net earnings per share (Diluted)	$1.41		$1.25		12.8

Average shares outstanding (Diluted)	2,774.9		2,772.7

Effective tax rate	22.5%		22.9%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$4,928	30.5	$4,856	30.0	1.5
Net earnings	$3,804	23.6	$3,747	23.2	1.5
Net earnings per share (Diluted)	$1.37		$1.35		1.5
Effective tax rate	22.8%		22.8%

(1) See Reconciliation of Non-GAAP Financial Measures.
 (A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. These non-GAAP financial measures are presented solely to permit investors to more fully understand how management assesses the performance of the Company. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

	First Quarter		% Incr. /
(Dollars in Millions Except Per Share Data)	2012	2011	(Decr.)

Earnings before provision for taxes on income - as reported	$5,045	4,510	11.9%

Litigation/DePuy ASR™ Hip related costs	—	346

Currency related and costs associated with planned acquisition of Synthes, Inc.	(117)	—

Earnings before provision for taxes on income - as adjusted	$4,928	4,856	1.5%

Net Earnings - as reported	$3,910	3,476	12.5%

Litigation/DePuy ASR™ Hip related costs	—	271

Currency related and costs associated with planned acquisition of Synthes, Inc.	(106)	—

Net Earnings - as adjusted	$3,804	3,747	1.5%

Diluted Net Earnings per share - as reported	$1.41	1.25	12.8%

Litigation/DePuy ASR™ Hip related costs	—	0.10

Currency related and costs associated with planned acquisition of Synthes, Inc.	(0.04)	—

Diluted Net Earnings per share - as adjusted	$1.37	1.35	1.5%

The Company believes investors gain additional perspective of underlying business trends and results by providing a measure of earnings before provision for taxes on income, net earnings and diluted net earnings per share that excludes special items in order to evaluate ongoing business operations.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FIRST QUARTER
			Percent Change
	2012	2011	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$1,316	1,345	(2.2)%	(2.2)	—
International	2,279	2,337	(2.5)	0.4	(2.9)
	3,595	3,682	(2.4)	(0.6)	(1.8)

Pharmaceutical
U.S.	3,026	3,391	(10.8)	(10.8)	—
International	3,107	2,668	16.5	19.6	(3.1)
	6,133	6,059	1.2	2.6	(1.4)

Med Devices & Diagnostics
U.S.	2,877	2,872	0.2	0.2	—
International	3,534	3,560	(0.7)	0.7	(1.4)
	6,411	6,432	(0.3)	0.5	(0.8)

U.S.	7,219	7,608	(5.1)	(5.1)	—
International	8,920	8,565	4.1	6.4	(2.3)
Worldwide	$16,139	16,173	(0.2)%	1.0	(1.2)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FIRST QUARTER
			Percent Change
	2012	2011	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$7,219	7,608	(5.1)%	(5.1)	—

Europe	4,194	4,183	0.3	4.5	(4.2)
Western Hemisphere excluding U.S.	1,714	1,436	19.4	23.3	(3.9)
Asia-Pacific, Africa	3,012	2,946	2.2	1.2	1.0
International	8,920	8,565	4.1	6.4	(2.3)

Worldwide	$16,139	16,173	(0.2)%	1.0	(1.2)

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FIRST QUARTER
			% Change
	2012	2011	Reported	Operational (1)	Currency
CONSUMER SEGMENT (2)

BABY CARE
US	$99	105	(5.7)%	(5.7)%	—%
Intl	441	456	(3.3)	(0.4)	(2.9)
WW	540	561	(3.7)	(1.4)	(2.3)

ORAL CARE
US	155	163	(4.9)	(4.9)	—
Intl	232	228	1.8	4.7	(2.9)
WW	387	391	(1.0)	0.7	(1.7)

OTC/NUTRITIONALS
US	381	397	(4.0)	(4.0)	—
Intl	723	732	(1.2)	1.7	(2.9)
WW	1,104	1,129	(2.2)	(0.3)	(1.9)

SKIN CARE
US	453	426	6.3	6.3	—
Intl	454	473	(4.0)	(1.7)	(2.3)
WW	907	899	0.9	2.1	(1.2)

WOMEN'S HEALTH
US	93	125	(25.6)	(25.6)	—
Intl	316	334	(5.4)	(1.7)	(3.7)
WW	409	459	(10.9)	(8.2)	(2.7)

WOUND CARE/OTHER
US	135	129	4.7	4.7	—
Intl	113	114	(0.9)	1.7	(2.6)
WW	248	243	2.1	3.3	(1.2)

TOTAL CONSUMER
US	1,316	1,345	(2.2)	(2.2)	—
Intl	2,279	2,337	(2.5)	0.4	(2.9)
WW	$3,595	3,682	(2.4)%	(0.6)%	(1.8)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FIRST QUARTER
			% Change
	2012	2011	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (4)

IMMUNOLOGY
US	$1,453	1,436	1.2%	1.2%	—%
Intl	442	144	*	*	(2.2)
WW	1,895	1,580	19.9	20.5	(0.6)
REMICADE
US	882	788	11.9	11.9	—
US Exports (3)	378	490	(22.9)	(22.9)	—
Intl	261	7	*	*	(2.2)
WW	1,521	1,285	18.4	18.4	0.0
SIMPONI
US	64	53	20.8	20.8	—
Intl	52	42	23.8	25.0	(1.2)
WW	116	95	22.1	22.6	(0.5)
STELARA
US	129	105	22.9	22.9	—
Intl	92	61	50.8	53.9	(3.1)
WW	221	166	33.1	34.8	(1.7)
OTHER IMMUNOLOGY
US	—	—	—	—	—
Intl	37	34	8.8	10.7	(1.9)
WW	37	34	8.8	10.7	(1.9)

INFECTIOUS DISEASES
US	242	624	(61.2)	(61.2)	—
Intl	513	307	67.1	70.5	(3.4)
WW	755	931	(18.9)	(17.0)	(1.9)
INTELENCE
US	43	38	13.2	13.2	—
Intl	37	31	19.4	23.0	(3.6)
WW	80	69	15.9	17.8	(1.9)
LEVAQUIN/FLOXIN
US	18	422	(95.7)	(95.7)	—
Intl	11	12	(8.3)	(4.8)	(3.5)
WW	29	434	(93.3)	(93.2)	(0.1)
PREZISTA
US	160	126	27.0	27.0	—
Intl	164	140	17.1	20.9	(3.8)
WW	324	266	21.8	24.1	(2.3)
OTHER INFECTIOUS DISEASES
US	21	38	(44.7)	(44.7)	—
Intl	301	124	*	*	(3.2)
WW	322	162	98.8	*	(3.0)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FIRST QUARTER
			% Change
	2012	2011	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (4) (Continued)

NEUROSCIENCE
US	$674	688	(2.0)%	(2.0)%	—%
Intl	973	1,057	(7.9)	(5.8)	(2.1)
WW	1,647	1,745	(5.6)	(4.3)	(1.3)
CONCERTA/METHYLPHENIDATE
US	197	254	(22.4)	(22.4)	—
Intl	111	108	2.8	5.8	(3.0)
WW	308	362	(14.9)	(14.0)	(0.9)
INVEGA
US	69	69	0.0	0.0	—
Intl	52	51	2.0	3.7	(1.7)
WW	121	120	0.8	1.5	(0.7)
INVEGA SUSTENNA
US	100	65	53.8	53.8	—
Intl	61	—	*	*	—
WW	161	65	*	*	—
RISPERDAL CONSTA
US	113	114	(0.9)	(0.9)	—
Intl	248	290	(14.5)	(11.8)	(2.7)
WW	361	404	(10.6)	(8.7)	(1.9)
OTHER NEUROSCIENCE
US	195	186	4.8	4.8	—
Intl	501	608	(17.6)	(16.2)	(1.4)
WW	696	794	(12.3)	(11.2)	(1.1)

ONCOLOGY
US	107	64	67.2	67.2	—
Intl	489	375	30.4	33.7	(3.3)
WW	596	439	35.8	38.5	(2.7)
DOXIL/CAELYX
US	7	64	(89.1)	(89.1)	—
Intl	17	75	(77.3)	(76.2)	(1.1)
WW	24	139	(82.7)	(82.1)	(0.6)
VELCADE
US	—	—	—	—	—
Intl	353	280	26.1	29.3	(3.2)
WW	353	280	26.1	29.3	(3.2)
ZYTIGA
US	100	—	*	*	—
Intl	100	5	*	*	(1.9)
WW	200	5	*	*	(1.9)
OTHER ONCOLOGY
US	—	—	—	—	—
Intl	19	15	26.7	29.7	(3.0)
WW	19	15	26.7	29.7	(3.0)
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FIRST QUARTER
			% Change
	2012	2011	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (4) (Continued)

TOTAL OTHER
US	$550	579	(5.0)%	(5.0)%	—%
Intl	690	785	(12.1)	(10.0)	(2.1)
WW	1,240	1,364	(9.1)	(7.9)	(1.2)
ACIPHEX/PARIET
US	96	109	(11.9)	(11.9)	—
Intl	126	130	(3.1)	—	(3.1)
WW	222	239	(7.1)	(5.4)	(1.7)
PROCRIT/EPREX
US	204	190	7.4	7.4	—
Intl	172	207	(16.9)	(14.0)	(2.9)
WW	376	397	(5.3)	(3.8)	(1.5)
OTHER
US	250	280	(10.7)	(10.7)	—
Intl	392	448	(12.5)	(11.1)	(1.4)
WW	642	728	(11.8)	(11.0)	(0.8)

TOTAL PHARMACEUTICAL
US	3,026	3,391	(10.8)	(10.8)	—
Intl	3,107	2,668	16.5	19.6	(3.1)
WW	$6,133	6,059	1.2%	2.6%	(1.4)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FIRST QUARTER
			% Change
	2012	2011	Reported	Operational (1)	Currency
MEDICAL DEVICES AND DIAGNOSTICS (2) (4)

CARDIOVASCULAR CARE
US	$176	242	(27.3)%	(27.3)%	—%
Intl	306	393	(22.1)	(21.2)	(0.9)
WW	482	635	(24.1)	(23.5)	(0.6)

DIABETES CARE
US	352	311	13.2	13.2	—
Intl	318	326	(2.5)	0.2	(2.7)
WW	670	637	5.2	6.6	(1.4)

DIAGNOSTICS
US	253	265	(4.5)	(4.5)	—
Intl	259	256	1.2	2.5	(1.3)
WW	512	521	(1.7)	(1.1)	(0.6)

GENERAL SURGERY
US	593	596	(0.5)	(0.5)	—
Intl	1,032	1,025	0.7	2.6	(1.9)
WW	1,625	1,621	0.2	1.4	(1.2)

INFECTION PREVENTION/OTHER
US	116	95	22.1	22.1	—
Intl	128	121	5.8	6.5	(0.7)
WW	244	216	13.0	13.4	(0.4)

ORTHOPAEDICS
US	783	811	(3.5)	(3.5)	—
Intl	710	692	2.6	4.1	(1.5)
WW	1,493	1,503	(0.7)	0.0	(0.7)

SPECIALTY SURGERY
US	327	296	10.5	10.5	—
Intl	301	281	7.1	9.3	(2.2)
WW	628	577	8.8	9.9	(1.1)

VISION CARE
US	277	256	8.2	8.2	—
Intl	480	466	3.0	2.6	0.4
WW	757	722	4.8	4.5	0.3

TOTAL MEDICAL DEVICES AND DIAGNOSTICS
US	2,877	2,872	0.2	0.2	—
Intl	3,534	3,560	(0.7)	0.7	(1.4)
WW	$6,411	6,432	(0.3)%	0.5%	(0.8)%
*Percentage greater than 100%
(1) Operational growth excludes the effect of currency
(2) Select areas (unaudited)
(3) Reported as U.S. sales
(4) Prior year amounts have been reclassified to conform to current year product disclosure